UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2017

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run
Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                                                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 19, 2017, Onconova Therapeutics, Inc. (the “Company”) received a letter from NASDAQ notifying the Company that it is no longer in compliance with the minimum stockholders’ equity requirement for continued listing on the NASDAQ Capital Market. NASDAQ Listing Rule 5550(b)(1) requires listed companies to maintain stockholders’ equity of at least $2.5 million. In the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 (the “Report”), the Company reported stockholders’ deficit of approximately $2.7 million, which is below the minimum stockholders’ equity required for continued listing pursuant to NASDAQ Listing Rule 5550(b)(1).

In the Subsequent Events footnote in the Report, the Company also reported two events subsequent to March 31, 2017 which increase stockholders equity by approximately $6.6 million. On April 26, 2017, the Company closed an underwritten offering, which resulted in the issuance of 2,476,190 shares of common stock and net proceeds of approximately $4.6 million.  In addition, subsequent to March 31, 2017, there was a decrease in the fair value of the Company’s warrant liability.  The fair value at March 31, 2017 was $4,950,000. The estimated fair value at May 15, 2017 was approximately $2,900,000. The estimated decrease would reduce the Company’s net loss by approximately $2,000,000. The closing of the offering and the change in fair value of the Company’s warrant liability have allowed the Company to regain compliance with NASDAQ’S stockholders’ equity requirement for continued listing after falling out of compliance based on the Company’s balance sheet dated March 31, 2017 included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.  Since the Company has regained compliance, it is not required to submit a plan to NASDAQ to regain compliance. As of the date of this filing, the Company believes it complies with the stockholders’ equity requirement.  NASDAQ will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2017	Onconova Therapeutics, Inc.

	By:	/ s/ MARK GUERIN
Name: Mark Guerin
Title: Chief Financial Officer

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